EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	September 30, 2011		June 30, 2011		December 31, 2010
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$33,459	$34,250	$33,530	$34,076	$44,005	$44,247
Obligations of states and political subdivisions:
Tax-exempt	130,537	132,545	127,670	125,326	127,210	119,874
Taxable	13,080	13,354	12,652	12,743	7,808	7,668
Mortgage-backed securities	116,314	121,967	111,140	116,302	113,176	118,386
Collateralized mortgage obligations, Issued by U.S. Government agencies	143,275	146,002	149,946	152,156	131,040	130,826
Corporate bonds	1,000	1,001	1,000	1,010	1,000	1,027
Trust preferred securities issued by individual institutions	7,015	8,181	6,793	8,123	6,535	7,838
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	7,914	7,103	7,913	7,207	9,957	7,400
Other collateralized debt obligations	660	660	660	660	681	681
Total debt securities	453,254	465,063	451,304	457,603	441,412	437,947
Marketable equity securities	5,548	7,050	4,883	6,611	4,589	6,009
Total	$458,802	$472,113	$456,187	$464,214	$446,001	$443,956

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)

	Sept. 30,	June 30,	December 31,
	2011	2011	2010
Consumer mortgage:
Residential mortgage loans - first liens	$334,551	$334,300	$333,012
Residential mortgage loans - junior liens	29,748	30,214	31,590
Home equity lines of credit	29,667	28,544	26,853
1-4 Family residential construction	9,762	8,574	14,379
Total consumer mortgage	403,728	401,632	405,834
Commercial:
Commercial loans secured by real estate	149,853	157,282	167,094
Commercial and industrial	55,792	59,791	59,005
Political subdivisions	36,403	34,675	36,480
Commercial construction	26,552	24,726	24,004
Loans secured by farmland	10,470	10,927	11,353
Multi-family (5 or more) residential	6,782	7,514	7,781
Agricultural loans	2,819	3,182	3,472
Other commercial loans	561	576	392
Total commercial	289,232	298,673	309,581
Consumer	12,919	13,631	14,996
Total	705,879	713,936	730,411
Less: allowance for loan losses	(8,177)	(8,269)	(9,107)
Loans, net	$697,702	$705,667	$721,304

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
	2011	2011	2011	2010

Balance, beginning of period	$8,269	$8,846	$9,107	$8,265
Charge-offs	(70)	(800)	(967)	(386)
Recoveries	15	192	235	251
Net charge-offs	(55)	(608)	(732)	(135)
(Credit) provision for loan losses	(37)	31	(198)	472
Balance, end of period	$8,177	$8,269	$8,177	$8,602

PAST DUE AND NONPERFORMING ASSETS
(In Thousands)
	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2011	2011	2010	2010

Total loans past due 30-89 days and still accruing	$5,142	$6,611	$7,125	$6,323

Nonperforming assets:
Total loans past due 90 days or more and still accruing	$1,055	$561	$727	$1,404
Total nonaccrual loans	7,890	7,586	10,809	8,786
Foreclosed assets held for sale (real estate)	1,596	1,665	537	530

Total nonperforming assets	$10,541	$9,812	$12,073	$10,720

Total nonperforming assets as a % of assets	0.80%	0.75%	0.92%	0.82%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2011	Return/	6/30/2011	Return/	9/30/2010	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$333,848	3.38%	$335,289	3.48%	$313,385	3.42%
Tax-exempt	127,974	5.94%	128,049	6.02%	114,139	6.30%
Total available-for-sale securities	461,822	4.09%	463,338	4.18%	427,524	4.19%
Held-to-maturity securities,
Taxable	0	0.00%	0	0.00%	0	0.00%
Trading securities	0	0.00%	0	0.00%	0	0.00%
Interest-bearing due from banks	27,884	0.18%	29,385	0.22%	45,661	0.23%
Federal funds sold	0	0.00%	0	0.00%	36	0.00%
Loans:
Taxable	679,875	6.30%	681,675	6.39%	690,084	6.41%
Tax-exempt	34,630	6.37%	34,806	6.38%	35,324	6.56%
Total loans	714,505	6.31%	716,481	6.39%	725,408	6.42%
Total Earning Assets	1,204,211	5.31%	1,209,204	5.39%	1,198,629	5.39%
Cash	18,601		17,631		17,788
Unrealized gain/loss on securities	10,312		5,805		4,746
Allowance for loan losses	(8,372)		(8,938)		(8,586)
Bank premises and equipment	21,682		22,114		23,319
Intangible Asset - Core Deposit Intangible	256		287		396
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	52,637		56,349		72,735
Total Assets	$1,311,269		$1,314,394		$1,320,969

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$158,849	0.22%	$166,795	0.28%	$153,933	0.51%
Money market	206,826	0.20%	207,266	0.27%	204,470	0.38%
Savings	98,434	0.13%	95,821	0.20%	79,484	0.24%
Certificates of deposit	207,822	1.85%	205,346	1.96%	222,117	2.16%
Individual Retirement Accounts	151,910	1.51%	156,611	2.46%	163,794	3.04%
Other time deposits	1,813	0.00%	1,350	0.30%	1,839	0.43%
Total interest-bearing deposits	825,654	0.85%	833,189	1.09%	825,637	1.40%
Borrowed funds:
Short-term	19,935	0.12%	19,407	0.17%	23,328	0.26%
Long-term	130,980	4.02%	135,344	4.01%	166,887	4.06%
Total borrowed funds	150,915	3.50%	154,751	3.53%	190,215	3.59%
Total Interest-bearing Liabilities	976,569	1.26%	987,940	1.47%	1,015,852	1.81%
Demand deposits	170,111		169,677		150,299
Other liabilities	7,761		6,998		8,209
Total Liabilities	1,154,441		1,164,615		1,174,360
Stockholders' equity, excluding other comprehensive income/loss	150,332		146,267		143,738
Other comprehensive income/loss	6,496		3,512		2,871
Total Stockholders' Equity	156,828		149,779		146,609
Total Liabilities and Stockholders' Equity	$1,311,269		$1,314,394		$1,320,969
Interest Rate Spread		4.05%		3.92%		3.58%
Net Interest Income/Earning Assets		4.29%		4.19%		3.85%

Total Deposits (Interest-bearing and Demand)	$995,765		$1,002,866		$975,936

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2011	Return/	9/30/2010	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$332,105	3.43%	$314,992	3.66%
Tax-exempt	127,669	6.01%	110,385	6.43%
Total available-for-sale securities	459,774	4.14%	425,377	4.38%
Held-to-maturity securities,
Taxable	0	0.00%	51	5.27%
Trading securities	0	0.00%	38	6.99%
Interest-bearing due from banks	29,659	0.20%	59,547	0.23%
Federal funds sold	0	0.00%	64	0.00%
Loans:
Taxable	683,475	6.36%	685,669	6.46%
Tax-exempt	34,835	6.40%	35,975	6.56%
Total loans	718,310	6.36%	721,644	6.46%
Total Earning Assets	1,207,743	5.37%	1,206,721	5.42%
Cash	17,745		17,509
Unrealized gain/loss on securities	5,216		1,834
Allowance for loan losses	(8,834)		(8,507)
Bank premises and equipment	22,087		23,724
Intangible Asset - Core Deposit Intangible	286		439
Intangible Asset - Goodwill	11,942		11,942
Other assets	56,551		76,787
Total Assets	$1,312,736		$1,330,449

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$163,024	0.28%	$141,928	0.60%
Money market	205,856	0.26%	201,714	0.45%
Savings	95,648	0.19%	75,624	0.25%
Certificates of deposit	208,418	1.93%	228,419	2.30%
Individual Retirement Accounts	156,531	2.33%	162,702	3.07%
Other time deposits	1,376	0.19%	1,406	0.48%
Total interest-bearing deposits	830,853	1.06%	811,793	1.50%
Borrowed funds:
Short-term	18,747	0.14%	30,281	0.73%
Long-term	137,321	4.01%	183,517	4.11%
Total borrowed funds	156,068	3.55%	213,798	3.63%
Total Interest-bearing Liabilities	986,921	1.46%	1,025,591	1.95%
Demand deposits	169,340		144,161
Other liabilities	7,078		7,642
Total Liabilities	1,163,339		1,177,394
Stockholders' equity, excluding other comprehensive income/loss	146,248		152,153
Other comprehensive income/loss	3,149		902
Total Stockholders' Equity	149,397		153,055
Total Liabilities and Stockholders' Equity	$1,312,736		$1,330,449
Interest Rate Spread		3.91%		3.47%
Net Interest Income/Earning Assets		4.18%		3.76%

Total Deposits (Interest-bearing and Demand)	$1,000,193		$955,954

(1) Rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2011	2011	2010	2011	2010
Service charges on deposit accounts	$1,230	$1,225	$1,166	$3,586	$3,449
Service charges and fees	218	207	191	643	594
Trust and financial management revenue	785	946	876	2,608	2,605
Brokerage revenue	199	229	102	551	318
Insurance commissions, fees and premiums	66	58	65	192	186
Interchange revenue from debit card transactions	490	485	427	1,427	1,226
Net gains from sales of loans	263	155	275	677	478
Increase in cash surrender value of life insurance	127	132	121	381	352
Net gain from sale of premises and equipment	324	0	(4)	324	445
Net gain (loss) from other real estate	51	(24)	149	8	113
Impairment loss on limited partnership investment	0	0	0	(948)	0
Other operating income	246	260	194	778	604
Total other operating income, before realized gains on available-for-sale securities, net	$3,999	$3,673	$3,562	$10,227	$10,370

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2011	2011	2010	2011	2010
Salaries and wages	$3,451	$3,469	$3,354	$10,321	$9,631
Pensions and other employee benefits	1,020	1,018	980	3,344	2,902
Occupancy expense, net	641	665	654	2,038	2,004
Furniture and equipment expense	498	453	500	1,435	1,610
FDIC Assessments	174	189	382	688	1,201
Pennsylvania shares tax	345	320	305	984	916
Other operating expense	1,923	1,680	1,907	5,299	5,518
Total Noninterest Expense	$8,052	$7,794	$8,082	$24,109	$23,782